                                                            Sub-Item 77 Q 1 (a)

                               AMENDMENT NO. 25
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 25 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective August 28, 2013, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to add Class A Shares, Class C Shares, Class R Shares, Class R5 Shares, Class R6 Shares and Class Y Shares of Invesco Global Markets Strategy Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 19, 2013.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco Balanced-Risk Allocation Fund                    Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Balanced-Risk Commodity Strategy Fund            Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco China Fund                                       Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R5 Shares
                                                         Class Y Shares

Invesco Developing Markets Fund                          Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Emerging Markets Equity Fund                     Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Emerging Market Local Currency Debt Fund         Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco Endeavor Fund                                 Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Global Health Care Fund                       Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares
                                                      Investor Class Shares

Invesco Global Markets Strategy Fund                  Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares
                                                      Class H1 Shares

Invesco International Total Return Fund               Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Pacific Growth Fund                           Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class Y Shares

Invesco Premium Income Fund                           Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Select Companies Fund                         Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class Y Shares"

                                                            Sub-Item 77 Q 1 (a)

                               AMENDMENT NO. 26
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 26 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective August 28, 2013, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to remove Class H1 Shares of Invesco Global Markets Strategy Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August 28, 2013.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco Balanced-Risk Allocation Fund                    Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Balanced-Risk Commodity Strategy Fund            Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco China Fund                                       Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R5 Shares
                                                         Class Y Shares

Invesco Developing Markets Fund                          Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Emerging Markets Equity Fund                     Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Emerging Market Local Currency Debt Fund         Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco Endeavor Fund                                 Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Global Health Care Fund                       Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares
                                                      Investor Class Shares

Invesco Global Markets Strategy Fund                  Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco International Total Return Fund               Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Pacific Growth Fund                           Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class Y Shares

Invesco Premium Income Fund                           Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Select Companies Fund                         Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class Y Shares"

                                                            Sub-Item 77 Q 1 (a)

                               AMENDMENT NO. 27
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 27 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to add Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Macro Long/Short Fund, Invesco Macro International Equity Fund, Invesco Low Volatility Emerging Markets Fund and Invesco Global Targeted Returns Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 17, 2013.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco All Cap Market Neutral Fund                      Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Balanced-Risk Allocation Fund                    Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Balanced-Risk Commodity Strategy Fund            Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco China Fund                                       Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R5 Shares
                                                         Class Y Shares

Invesco Developing Markets Fund                          Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Emerging Markets Equity Fund                     Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco Emerging Market Local Currency Debt Fund      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Endeavor Fund                                 Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Global Health Care Fund                       Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares
                                                      Investor Class Shares

Invesco Global Market Neutral Fund                    Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Global Markets Strategy Fund                  Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Global Targeted Returns Fund                  Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco International Total Return Fund               Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco Long/Short Equity Fund                           Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Low Volatility Emerging Markets Fund             Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Macro International Equity Fund                  Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Macro Long/Short Fund                            Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Pacific Growth Fund                              Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class Y Shares

Invesco Premium Income Fund                              Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Select Companies Fund                            Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class Y Shares"